Summary Prospectus Supplement	February 19, 2021

Putnam Emerging Markets Equity Fund
Summary Prospectus dated December 30, 2020

Effective February 26, 2021, the section Your fund’s management is deleted in its entirety and replaced with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Brian Freiwald
Portfolio Manager, portfolio manager of the fund since 2019

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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